Note 11 - Capital Stock (Tables)	12 Months Ended
Dec. 31, 2015
Notes Tables
Schedule Of Stock Option Exercised [Table Text Block]
	For the Years Ended December 31,
	2015	2014	2013
Cash basis:
Total options exercised	-	-	14,234
Total proceeds received	$-	$-	$292,389

Cashless basis:
Total options exercised	21,327	17,045	6,774
Net issuance of common stock	4,830	9,614	1,889